SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. ____)

Filed by the Registrant                                                      [X]
Filed by a Party other than the Registrant                                   [_]


Check the appropriate box:
[_]   Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[_]   Definitive Additional Materials
[_]   Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12


                  Babson-Stewart Ivory International Fund, Inc.
             -----------------------------------------------------
                (Name of Registrant as Specified in its Charter)
                                    (specify)

             -----------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[_]   $125 per Exchange Act Rules O-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
      Item 22(a)(2) of Schedule 14A.
[_]   Fee computed on table below per Exchange Act Rules 14a96(i)(4) and O-11.

    (1) Title of each class of securities to which transaction applies:

    ----------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[_]   Fee paid previously by written preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement No.:

    (3) Filing Party:

    (4) Date Filed:

                              [LOGO] BABSON FUNDS


                                                               January 29, 2004


Dear Shareholder:


As a shareholder in Babson-Stewart Ivory International Fund, Inc., you are being asked to vote on several important matters that would affect your fund. These matters will be considered at a special meeting of shareholders of your fund, which has been scheduled for March 15, 2004.

The Board of Directors of your fund has determined to close your fund, subject to shareholder approval. The Board considered, among others things, your fund's poor performance in comparison to its peers, the relative size of assets in your fund, efforts to distribute and grow fund assets since inception, costs associated with ongoing fund operations, registration and distribution, and similar funds currently advised by Voyageur.

With this determination by the Board to take steps to close your fund, your fund has suspended share sales and will no longer accept purchases. If shareholders approve the Plan, a liquidation distribution for your fund will occur on or around March 31, 2004. Each shareholder's liquidation proceeds will be the net asset value of that shareholder's account. The distribution of these proceeds would occur promptly, and would be made to all shareholders of record as of March 31, 2004. It is anticipated that the distributions will be made entirely in cash.


You are also being asked to elect nine nominees to serve on the board of directors of your fund. In addition, you are being asked to ratify the Board's selection of Deloitte & Touche LLP as the independent auditors of your fund for the current fiscal year.

The enclosed materials include detailed information about these three proposals. To assist you in understanding these proposals we have provided a Definitions of Key Terms page and a Questions and Answers section.


As a valued shareholder, your vote is very important. Please review the enclosed materials carefully. After reviewing the materials, please submit your vote via telephone, Internet or mail. Instructions are provided in the enclosed materials. Please be aware that if you hold shares in more than one account, you may receive more than one proxy package. Separate proxy cards are required for each account. If you prefer, you may attend the shareholder meeting and vote your shares in person. If you plan to attend the meeting, please notify us in advance by calling (866) 409-2550. Because your vote is important, if we have not received your voting instructions as the meeting date approaches, you may be contacted by a representative of Georgeson or Voyageur.


If you have any questions, please call your fund's toll-free number (800) 422-2766, and ask to speak with a representative, who will be happy to help you.


                                              Sincerely,

                                              /s/ Jennifer D. Lammers

                                              Jennifer D. Lammers
                                              President

                           DEFINITIONS OF KEY TERMS
                        USED IN THE QUESTIONS & ANSWERS
                          AND LETTER TO SHAREHOLDERS

BOARD: The current board of directors of your fund. The members of the Board of your fund may change if shareholders of your fund approve the proposal described in the enclosed materials to elect a new board of directors. Shareholders of the other funds are being asked to elect the same new board of directors for their funds. The independent directors nominated to serve on the new boards of directors have been selected from among the independent directors currently serving on the boards of your fund and the other funds.

GEORGESON: Your fund's proxy solicitation agent.

INTEGRATION INITIATIVE: Voyageur's effort to integrate its financial services operations by simplifying the existing lineup of funds and standardizing current investment operations. This involves reducing the number of funds (by combining similar funds and portfolios), closing under-performing funds, and simplifying administration by integrating the funds under a single legal entity and a single board of trustees. A final step is to rename all the funds with a common name, the Tamarack Funds. This renaming will allow the funds' distributor to provide improved marketing and sales support to the funds by focusing resources on supporting a single name in the marketplace.


PLAN: The Plan of Liquidation and Dissolution under which your fund would be liquidated and dissolved.

S.I. INTERNATIONAL ASSETS: S.I. International Assets is the registered investment advisor that is currently serving as sub-advisor to your fund and is responsible for the day-to-day portfolio management of your fund.


TAMARACK FUNDS TRUST: The new legal entity (a Delaware statutory trust) under which Voyageur has proposed to integrate the funds as separate portfolios of this trust. Organizing as a Delaware statutory trust is a common legal structure for mutual fund companies. As mentioned above, the Tamarack Funds would become the new name for the funds.

THE FUNDS: The Babson Funds, the Great Hall Funds, the J&B Funds and the RBC
      Funds are a collection of twenty-two individual mutual funds and/or portfolios. Voyageur serves as investment advisor to all of these funds and portfolios. For some funds, as with your fund, a sub-advisor has been retained to provide day-to-day portfolio management.

VOYAGEUR: Voyageur Asset Management Inc. is an SEC registered investment advisor and subsidiary of RBC Dain Rauscher Corp., currently serving as advisor to your fund and all the funds. For over 20 years, Voyageur has provided equity, fixed income and balanced asset management services to clients throughout the U.S. and in Canada. Currently, Voyageur manages client assets totaling over $23 billion.


YOUR FUND: Babson-Stewart Ivory International Fund, Inc. This is the mutual fund in which you currently hold shares.

                              IMPORTANT NEWS FOR
          BABSON STEWART-IVORY INTERNATIONAL FUND, INC. SHAREHOLDERS

On May 1, 2003, Jones & Babson, Inc. was acquired by RBC Dain Rauscher Corp. At the time of this acquisition, Jones & Babson, Inc. was the investment advisor and S.I. International Assets was the sub-advisor for the Babson-Stewart Ivory International Fund, Inc., your fund.

As a result of the acquisition, Jones & Babson, Inc. became an affiliate of Voyageur. Like Jones & Babson, Inc., Voyageur is also a subsidiary of RBC Dain Rauscher Corp. and a registered investment advisor. On December 31, 2003, for ease of administration, RBC Dain Rauscher Corp. consolidated the investment advisory activities of its two subsidiaries (Jones & Babson, Inc. and Voyageur) into a single entity, which continues to use the Voyageur name. Voyageur became the advisor to your fund at that time. This change did not impact the investment style or portfolio management of your fund. S.I. International Assets remained your fund's sub-advisor and has continued to provide the day-to-day portfolio management for your fund.


You are being asked to consider several proposals to be voted upon at an upcoming shareholder meeting of your fund, including the liquidation of your fund. A brief overview of these proposals and related matters is provided below. We suggest that you review the Definitions of Key Terms page before reading the information below. In addition, we encourage you to read the full text of the enclosed Proxy Statement before voting.


QUESTIONS & ANSWERS

Q: WHAT IS HAPPENING?

A: As part of an integration initiative involving all funds for which it serves as investment advisor, Voyageur reviewed each fund's performance history, asset growth and comparative performance to other similar funds. The performance of your fund has not only been disappointing since inception, but has lagged in comparison to its peers. This performance record has made the fund unattractive to new investors and resulted in limited asset growth. Although short-term performance of your fund may or may not improve in the future, Voyageur determined that the lagging long-term performance would continue to impede future asset growth. Therefore Voyageur recommended, and the Board determined, to take steps to liquidate your fund. Accordingly, you and the other shareholders of your fund are being asked to approve the Plan, pursuant to which your shares in your fund would be redeemed and your fund would be liquidated and closed. You are also being asked to consider certain other matters.

Q: WHAT AM I BEING ASKED TO VOTE ON?

A: You are asked to vote in favor of three proposals:

   Proposal 1: The approval of the Plan, which would result in your fund being liquidated and dissolved;

   Proposal 2: The election of each of the nine individuals nominated to serve on the Board of Directors of your fund; and

   Proposal 3: The ratification of the selection of Deloitte & Touche LLP as independent auditors of your fund.

Q: HOW DOES MY FUND'S BOARD RECOMMEND THAT I VOTE?


A: Your fund's Board unanimously recommends that you vote FOR Proposals 1 and 3, and FOR the nominees listed in Proposal 2.


Q: WHEN WOULD THE LIQUIDATION AND DISSOLUTION OF MY FUND TAKE PLACE?


A: It is expected that the liquidation and dissolution of your fund would occur on or about March 31, 2004. You would receive notice of any material changes to this schedule.

Q: WHAT WOULD HAPPEN IN THE PROPOSED PLAN?


A: The proposed Plan would involve the complete liquidation of all of the assets of your fund and a ratable distribution of your fund's net assets (in cash) to shareholders of your fund, followed by the de-registration of your fund under the Investment Company Act of 1940 and the dissolution of your fund as a Maryland corporation.


Q: WILL THERE BE ANY SALES LOAD, COMMISSION OR OTHER TRANSACTIONAL FEE IN
   CONNECTION WITH THE PLAN?

A: No.

Q: WHO WOULD PAY THE EXPENSES RELATED TO THE PROPOSED LIQUIDATION?


A: Voyageur has agreed to bear all ordinary costs and expenses of the Plan and there are not expected to be any extraordinary costs or expenses. Any costs incurred by an individual shareholder, such as traveling to the shareholder meeting or seeking personal financial advice, would be the individual shareholder's responsibility. Brokerage costs would be borne by the Fund.


Q: WHY AM I BEING ASKED TO ELECT A NEW BOARD OF DIRECTORS FOR MY FUND?


A: You are being asked to vote in favor of this proposal in case the Plan is not approved. A mutual fund's board of directors/trustees represents shareholder interests and oversees the management and operations of the fund. As part of the broader integration initiative to simplify the existing fund lineup and standardize key elements of current investment operations, which is mentioned above, Voyageur has proposed the creation of a single board of directors/trustees for all of the funds. Your fund's Board has voted in favor of this proposal and has nominated nine individuals to serve on the unitary board. Information about each nominee is contained in the enclosed Proxy Statement. You are being asked to approve the election of each of these nine individuals to the board of directors of your fund. Your fund's Board believes that a unitary board of directors/trustees for all of the funds has the potential to increase efficiencies and enhance the effectiveness of governance.


Q: WHERE CAN I OBTAIN ADDITIONAL INFORMATION ABOUT THESE THREE PROPOSALS?


A: The proposals are discussed in more detail in the enclosed Proxy Statement, which we encourage you to read. If you have any questions about the matters discussed in the enclosed materials or need assistance completing your proxy card(s), please call (866) 800-2980.

                 BABSON-STEWART IVORY INTERNATIONAL FUND, INC.
                      90 SOUTH SEVENTH STREET, SUITE 4300
                         MINNEAPOLIS, MINNESOTA 55402
                                (800) 422-2766

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON MARCH 15, 2004

NOTICE IS HEREBY GIVEN that a special meeting ("Meeting") of the shareholders of Babson-Stewart Ivory International Fund, Inc. (the "Fund") will be held at the offices of RBC Dain Rauscher Corp., 60 South Sixth Street, Minneapolis, Minnesota 55402, at 9:00 a.m., Central Time, for the following purposes:


PROPOSAL 1: To approve a Plan of Liquidation and Dissolution (the "Plan")
            providing for the (a) complete liquidation of the assets of the Fund, (b) ratable distribution to shareholders of the Fund's net assets, (c) deregistration of the Fund under the Investment Company of 1940, as amended, and (d) subsequent dissolution of the Fund as a Maryland corporation;

PROPOSAL 2: To approve the election of each of the nine individuals nominated to serve on the Board of Directors of the Fund; and

PROPOSAL 3: To ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund for the current fiscal year.


The attached Proxy Statement provides additional information about these proposals. Shareholders of record of the Fund as of the close of business on January 15, 2004 are entitled to vote at the Meeting and any adjournment(s) or postponement(s) thereof. Whether or not you plan to attend the Meeting in person, please vote your shares. To vote by mail, please complete, date and sign the enclosed proxy card and return it in the self-addressed, postage-paid envelope. You may also vote by telephone or Internet, as follows:

TO VOTE BY TELEPHONE:                          TO VOTE BY INTERNET:
------------------------------------------ -------------------------------------
(1) Read the Proxy Statement and have      (1) Read the Proxy Statement and have
    your proxy card at hand.                   your proxy card at hand.
(2) Call the toll-free number that appear  (2) Go to the Internet address that
    on your proxy card.                        appears on your proxy card.
(3) Follow the simple instructions.        (3) Follow the simple instructions.
------------------------------------------ -------------------------------------

We encourage you to vote by telephone or Internet using the control number that appears on the enclosed proxy card. Voting by telephone or Internet will reduce the time and costs associated with this proxy solicitation. Whichever method of voting you choose, please read the enclosed Proxy Statement carefully before you vote.


The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.


If the necessary quorum to transact business or the vote required to approve any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any adjournment as to a matter will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy at the Meeting. The persons named as proxies will vote FOR any such adjournment those proxies which they are entitled to vote in favor of that proposal and will vote AGAINST any such adjournment those proxies to be voted against that proposal.

       PLEASE RESPOND -- WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO AVOID
                THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

                            YOUR VOTE IS IMPORTANT.

                                              By Order of the Board of
                                              Directors,


                                              /s/ Laura M. Moret

                                              Laura M. Moret
                                              Secretary

January 29, 2004

                 BABSON-STEWART IVORY INTERNATIONAL FUND, INC.

                               ----------------
                                PROXY STATEMENT
                               ----------------

                        SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON MARCH 15, 2004

This document is a proxy statement (the "Proxy Statement"). This Proxy Statement is being furnished to shareholders of Babson-Stewart Ivory International Fund, Inc. (the "Fund") in connection with three proposals ("Proposals"). This Proxy Statement sets forth concisely the information that shareholders should know in order to evaluate the Proposals.


Voyageur Asset Management Inc. ("Voyageur") is the Fund's investment advisor. On May 1, 2003, Jones & Babson, Inc. ("J&B"), was acquired by RBC Dain Rauscher Corp. At the time of this acquisition, J&B was the investment advisor and S.I. International Assets was the sub-advisor for the Fund. As a result of the acquisition, J&B became an affiliate of Voyageur. Like J&B, Voyageur is also a subsidiary of RBC Dain Rauscher Corp. and a registered investment advisor. On December 31, 2003, for ease of administration, RBC Dain Rauscher Corp. consolidated the investment advisory activities of its two subsidiaries (J&B and Voyageur) into a single entity, which continues to use the Voyageur name. Voyageur became the advisor to the Fund at that time, while S.I. International Assets remained the Fund's sub-advisor. In addition to the Fund, Voyageur currently serves as the investment advisor for each of the other Babson Funds, Great Hall Investment Funds, Inc., J&B Funds and RBC Funds, Inc., a collection of twenty-two individual mutual funds and/or portfolios ("funds").

Voyageur has undertaken an initiative to integrate its financial services operations by simplifying the existing fund lineup and standardizing key elements of current investment operations (the "integration initiative"). Voyageur believes that this will allow the funds to be more efficiently administered. Voyageur also believes that combining certain funds with comparable investment objectives may reduce shareholder expenses for certain funds. As part of this integration initiative, Voyageur has recommended, and the boards of directors/trustees of the applicable funds have approved, the following changes: (1) standardizing the fundamental investment policies/restrictions for the funds, (2) creating boards of directors/trustees for the funds with uniform members, (3) combining certain funds that have similar investment objectives and policies, (4) liquidating certain funds that have not grown as quickly as originally anticipated and that are not expected to attract substantial assets in the future, and (5) simplifying the organizational structure for the funds by reorganizing all of the funds (other than those which are being liquidated or combined into another fund) into portfolios (series) of a single legal entity to be named Tamarack Funds Trust. Tamarack Funds Trust would be organized as a Delaware statutory trust, a common form of organization for mutual funds, and would consist of seventeen separate portfolios. The funds would be referred to as the Tamarack Funds. The Fund is among several funds for which liquidation has been proposed.


The following Proposals will be considered and acted upon at the Meeting:


                                       PROPOSAL                             PAGE
       ----------------------------------------------------------------    -----
1.     To approve the Plan of Liquidation and Dissolution providing for      3
       the (a) complete liquidation of the assets of the Fund; (b)
       ratable distribution to shareholders of the Fund's net assets;
       (c) de-registration of the Fund under the Investment Company
       Act of 1940, as amended (the "1940 Act"); and (d) subsequent dissolution of the Fund as a Maryland corporation.
2.     To approve the election of each of the nine individuals nominated     7
       to serve on the Board of Directors of the Fund.
3.     To ratify the selection of Deloitte & Touche LLP as the              13
       independent auditors of the Fund for the current fiscal year.

The Board, on behalf of the Fund, is soliciting proxies from shareholders for the special meeting of shareholders to be held on March 15, 2004, at the offices of RBC Dain Rauscher Corp., 60 South Sixth Street, Minneapolis, Minnesota 55402, at 9:00 a.m., Central Time, and at any and all adjournment(s) or postponement(s) thereof (the "Meeting"). This Proxy Statement, the Notice of Special Meeting and the proxy card(s) are first being mailed to shareholders on or about January 29, 2004, or as soon as practicable thereafter.

--------------------------------------------------------------------------------
 This Proxy Statement should be kept for future reference. The most recent annual report of the Fund, including financial statements, for the fiscal year ended June 30, 2003 has been mailed previously to shareholders. If you would like to receive an additional copy of this shareholder report free of charge, or copies of any subsequent shareholder report, please contact the Fund by writing to the address set forth on the first page of this proxy statement or by calling (800) 422-2766. Shareholder reports will be sent by first class mail within three business days of the receipt of the request.
--------------------------------------------------------------------------------


                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                 THAT SHAREHOLDERS VOTE FOR PROPOSALS 1 AND 3
                   AND FOR THE NOMINEES LISTED IN PROPOSAL 2.

                                --------------

                                  PROPOSAL 1:

                APPROVAL OF PLAN OF LIQUIDATION AND DISSOLUTION

                                --------------

INTRODUCTION AND BACKGROUND


The Fund is an open-end management investment company organized as a Maryland corporation and registered under the 1940 Act. The Fund seeks favorable total return (market appreciation and income). As you know, the Fund normally invests at least 80% of its total assets, plus any borrowings for investment purposes, in equity securities (common stocks and securities convertible into common stocks) of established companies whose primary business is carried on outside of the United States. The Fund invests in at least three foreign countries and does not invest more than 35% of its net assets in any one country.

The performance of the Fund has lagged in comparison to its peers since its inception, and this performance record has hindered its ability to attract new assets. As part of the integration initiative, Voyageur has recommended to the Board of Directors that they approve the liquidation of the Fund. The liquidation would be accomplished pursuant to the terms of a Plan of Liquidation and Dissolution (the "Plan"), which was presented to the Board for its consideration, substantially in the form attached to this Proxy Statement as EXHIBIT A.


At a meeting held on November 24, 2003, the Board of Directors unanimously approved the Plan and recommended its approval by the shareholders of the Fund. Shareholder approval of the Plan will result in the Fund being liquidated as specified in the Plan. A summary of the Board's considerations in reaching the determination to recommend liquidation and a summary of the key terms of the Plan are provided below.

In the event that the Plan is not approved by shareholders, the Fund will continue to operate, and the Board would consider what further action, if any, is in the best interests of shareholders. This might include resubmitting the Plan to shareholders in the future or proposing other measures.

RATIONALE FOR THE PROPOSED LIQUIDATION OF THE FUND


In reaching its determination to recommend liquidation of the Fund, the Board considered multiple factors, including the following. The Fund's net assets as of December 31, 2003 are approximately $11.9 million, which is not considered an economically viable size, and Fund management does not believe that the Fund will grow to an economically viable size in the foreseeable future. Despite the efforts of the Fund's distributor, sales have been relatively light, and have been hindered by the Fund's comparatively poor performance record.

The following table provides a measure of the Fund's historical performance.

AVERAGE ANNUAL COMPOUNDED TOTAL RETURNS*

                         1 YEAR        5 YEARS      10 YEARS
                      ------------   -----------   ---------
The Fund ..........       -13.97%        -8.20%       1.25%

------------------
* For periods ending June 30, 2003. Past performance does not guarantee future results.

The Fund is performing below average for its peer group, as illustrated by the following table, which presents the Fund's ranking relative to its peers within Lipper Analytical Services, Inc.'s ("Lipper") "international fund" category:

LIPPER RANKING*

                     1 YEAR     3 YEARS     5 YEARS     10 YEARS
                    --------   ---------   ---------   ---------
Rank ............     696th      610th       460th       101st
Out of ..........      833         649         482         114

------------------
* For periods ending December 31, 2003. Rankings are based on cumulative total return. Past performance does not guarantee future results.


Although short-term performance may or may not improve in the future, Voyageur determined that the lagging long-term performance would continue to impede future asset growth. The Board also considered other alternatives, such as seeking to identify another fund complex or advisor that would be receptive to acquiring the assets of the Fund, and, consonant with the assessment of Fund management, determined that such efforts were likely to be costly, protracted, and given the relatively small size of the Fund, unsuccessful.


Based upon the foregoing considerations, at a meeting held on November 24, 2003, the Board of Directors approved, subject to shareholder approval, the orderly liquidation and dissolution of the Fund based on the Board's determination that such action is in the best interests of the Fund and its existing shareholders. Accordingly, on that date, the Board also adopted the Plan and directed that the Plan be submitted for consideration by the Fund's shareholders.


DESCRIPTION OF THE PLAN


The following is a summary of the Plan. This summary is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the Plan, which is attached as EXHIBIT A to this Proxy Statement.


As stated above, the Plan provides for the complete liquidation of all of the assets of the Fund and a ratable distribution to shareholders of the Fund's net assets, followed by the de-registration of the Fund under the 1940 Act and the dissolution of the Fund as a Maryland corporation. If the Plan is approved, the ratable distribution of the Fund's net assets to shareholders will be made in one or more payments (the "Liquidation Distribution"). The Liquidation Distribution of the Fund's net assets is expected to consist of cash representing all of the assets of the Fund, less the amount, if any, reserved to pay the liabilities and expenses of the Fund.

The Plan will become effective only upon its approval by vote of the shareholders of the Fund and the satisfactory resolution, in the sole discretion of the Board of Directors, of any and all claims pending against the Fund and/or its Board. On the date on which the Plan becomes effective (the "Effective Date"), which is expected to be on or about March 15, 2004 if the shareholders approve the Plan, the Fund will cease to conduct business except as is required to carry out the terms of the Plan.


Beginning upon the Effective Date, all securities and other assets held by the Fund not already held in cash or cash equivalents will be converted to cash or cash equivalents. S.I. International Assets will undertake to liquidate the Fund's holdings which are not yet in cash or cash equivalents at market prices and on such terms and conditions as it shall determine to be reasonable and in the best interests of the Fund and its shareholders. As soon as is practicable after the Effective Date, the Fund shall determine and pay (or reserve sufficient amounts to pay) the amount of all known or reasonably ascertainable liabilities of the Fund incurred or expected to be incurred prior to the date of the Liquidation Distribution. The date(s) on which the Liquidation Distribution will be paid to shareholders is not currently known to the Fund, but it is anticipated that, if shareholders vote to approve the Plan at the Meeting on March 15, 2004, payment of the Liquidation Distribution will be made to shareholders on March 31, 2004 ("Liquidation Date"). Shareholders would receive their distributions without any further action on their part. The Plan will not affect the right of a shareholder to redeem or exchange his or her shares of the Fund in advance of the Liquidation Date. Therefore, a shareholder may redeem or exchange shares of the Fund at any time prior to the Liquidation Date in accordance with the redemption and/or exchange procedures set forth in the Fund's prospectus.

The Plan also provides that the Board shall have the authority to authorize such variations from or amendments to the provisions of the Plan (other than the terms of the Liquidation Distribution) as may be necessary or appropriate to carry out the purposes of the Plan. None of the shareholders of the Fund will be entitled to exercise any dissenter's rights or appraisal rights regarding the liquidation of the Fund's assets or the dissolution of the Fund under the Plan, the 1940 Act or Maryland law.


Voyageur would bear all ordinary costs and expenses associated with the Plan other than expenses individually incurred by shareholders. No extraordinary costs or expenses are expected. Brokerage costs associated with liquidating portfolio holdings would be borne by the Fund.

FEDERAL INCOME TAX CONSEQUENCES

The following summary provides general information with regard to the federal income tax consequences to shareholders relating to receipt of the Liquidation Distribution from the Fund pursuant to the provisions of the Plan. This summary also discusses the effect of federal income tax provisions on the Fund resulting from its liquidation and dissolution. The Fund has not sought a ruling from the Internal Revenue Service with respect to this liquidation and dissolution.

As discussed above, pursuant to the Plan, the Fund will sell its assets and distribute the net proceeds to its shareholders. The Fund anticipates that it will retain its qualification as a regulated investment company under the Internal Revenue code of 1986, as amended (the "Code"), during the liquidation period and will not be taxed on any of the income realized from this sale of assets.

If necessary, the Fund shall, by the Liquidation Date, have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Fund's shareholders all of the Fund's investment company taxable income for the taxable years ending at or prior to the Liquidation Date (computed without regard to any deduction for dividends paid), and all of the Fund's net capital gains, if any, realized in the taxable years ending at or prior to the Liquidation Date (after reduction for any capital loss carry-forward) and any additional amounts necessary to avoid any excise tax for such periods. Alternatively, the Fund may, if eligible, treat all or any portion of those aforementioned dividend amounts as having been paid out as part of the Liquidation Distributions made to the Fund's shareholders pursuant to Plan.

For federal income tax purposes, a shareholder's receipt of the Liquidation Distribution will be a taxable event and will be treated as a sale of the shareholder's shares in exchange for the Liquidation Distribution. Each shareholder will recognize a gain or loss in an amount equal to the difference between the Liquidation Distribution he or she receives and the adjusted tax basis of his or her shares. Assuming the shareholder holds his or her shares as a capital asset, the gain or loss generally will be treated as a capital gain or loss. If the shares have been held for more than one year, the gain or loss will constitute a long-term capital gain or loss; otherwise, the gain or loss will constitute a short-term capital gain or loss. Shareholders should be aware that the Fund will be required to withhold 28% of the Liquidation Distribution proceeds payable to any individual and certain other non-corporate shareholders who do not provide the Fund with a correct taxpayer identification number or who are otherwise subject to backup withholding. As stated above, it is anticipated that the Liquidation Distribution will occur on March 31, 2004. The information above is only a summary of some of the federal income tax consequences generally affecting the Fund and its individual U.S. shareholders resulting from the liquidation of the Fund. This summary does not address the particular federal income tax consequences applicable to shareholders other than U.S. individuals nor does it address state or local tax consequences. The tax consequences of the liquidation and dissolution of the Fund may affect shareholders differently depending upon their particular tax situations, and, accordingly, this summary is not a substitute for careful tax planning on an individual basis.

SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISORS TO DETERMINE THE FEDERAL, STATE, AND OTHER INCOME TAX CONSEQUENCES OF RECEIVING THE LIQUIDATION DISTRIBUTION WITH RESPECT TO THEIR INDIVIDUAL TAX CIRCUMSTANCES.

FUND ACTIVITY FOLLOWING THE LIQUIDATION

Following liquidation, the Fund intends to file an application with the SEC to de-register as an investment company under the 1940 Act. Thereafter, the Fund will also file Articles of Dissolution in accordance with applicable provisions of Maryland law.

                                   *   *   *

SHAREHOLDER APPROVAL: Approval of Proposal 1 will require the affirmative vote of the holders of a majority of the Fund's outstanding shares. Shareholders are entitled to one vote for each Fund share. Fractional shares are entitled to proportional voting rights.


                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                         THAT SHAREHOLDERS OF THE FUND
                        VOTE FOR THE PLAN IN PROPOSAL 1.

                                --------------

                                  PROPOSAL 2:

                           ELECTION OF THE DIRECTORS

                                --------------


The purpose of this Proposal is to elect a Board of Directors for the Fund in case the Plan, as described in Proposal 1, is not approved by shareholders of the Fund. It is intended that the enclosed proxy will be voted for the election as directors of the Fund of the nine nominees listed below ("Nominees"). Three of the Nominees named below are currently directors of the Fund and each has served in that capacity since originally elected or appointed.

In order to create uniform boards of directors/trustees for all of the funds, the same Nominees are also being proposed for election to the boards of directors/trustees of the other funds involved in the integration initiative described above. These Nominees, if elected, would be nominated to serve as Trustees of the Tamarack Funds Trust. The Report of the Advisory Group on Best Practices for Fund Directors issued in 1999 by the Investment Company Institute recommends that mutual fund boards of directors generally be organized either as a unitary board for all the funds in a complex or as cluster boards for groups of funds within a complex, rather than as separate boards for each individual fund.


THE NOMINEES TO THE BOARD

Information about the Nominees, including their business addresses, ages and principal occupations during the past five years, and other current directorships of publicly traded companies or funds, are set forth in the table below. A Nominee is deemed to be "independent" to the extent the Nominee is not an "interested person" of the Fund, as that term is defined in Section 2(a)(19) of the 1940 Act. For purposes of this Proxy Statement, "Fund Complex" means: the Fund; the series of RBC Funds, Inc.; the series of Great Hall Investment Funds, Inc.; the series of J&B Funds; the series of Investors Mark Series Fund, Inc.; Babson Enterprise Fund, Inc.; Babson Enterprise Fund II, Inc.; Babson Value Fund, Inc.; David L. Babson Growth Fund, Inc.; D.L. Babson Bond Trust; D.L. Babson Money Market Fund, Inc.; D.L. Babson Tax-Free Income Fund, Inc. and Shadow Stock Fund, Inc.


                                                                                             NUMBER OF
                                                                                            PORTFOLIOS
                                                                                              IN FUND
                                                                                            COMPLEX(2)         OTHER
                            POSITION(S)      TERM OF OFFICE     PRINCIPAL OCCUPATION(S)      OVERSEEN      DIRECTORSHIPS
NAME, ADDRESS(1)              WITH THE       AND LENGTH OF               DURING                 BY            HELD BY
AND AGE                         FUND          TIME SERVED             PAST 5 YEARS            NOMINEE         NOMINEE
------------------------   -------------   -----------------   -------------------------   ------------   --------------
INDEPENDENT NOMINEES
T. Geron Bell              Director        Indefinite(3);      President of Twins           16(8)              None
34 Kirby Puckett Place                     since March 28,     Sports, Inc. (the
Minneapolis, Minnesota                     2003                parent company of
55415                                                          Minnesota Twins and
Age: 62                                                        Victory Sports) since
                                                               November, 2002; prior
                                                               thereto President of
                                                               the Minnesota Twins
                                                               Baseball Club
                                                               Incorporated since
                                                               1987.

                                                                                            NUMBER OF
                                                                                           PORTFOLIOS
                                                                                             IN FUND
                                                                                           COMPLEX(2)         OTHER
                           POSITION(S)      TERM OF OFFICE     PRINCIPAL OCCUPATION(S)      OVERSEEN      DIRECTORSHIPS
NAME, ADDRESS(1)             WITH THE       AND LENGTH OF               DURING                 BY            HELD BY
AND AGE                        FUND          TIME SERVED             PAST 5 YEARS            NOMINEE         NOMINEE
-----------------------   -------------   -----------------   -------------------------   ------------   --------------
Ronald James              Director        Indefinite(3);      President and Chief          16(8)         Bremer
Age: 52                                   since March 28,     Executive Officer,                         Financial
                                          2003                Center for Ethical                         Corporation
                                                              Business Cultures
                                                              since 2000; President
                                                              and Chief Executive
                                                              Officer of the Human
                                                              Resources Group, a
                                                              division of Ceridian
                                                              Corporation, from
                                                              1996-1998. Ceridian
                                                              Corporation is an
                                                              information services
                                                              company specializing
                                                              in human resources
                                                              outsourcing solutions.

Jay H. Wein               Director        Indefinite(3);      Independent investor         16(8)              None
5305 Elmridge Circle                      since March 28,     and business
Excelsior, Minnesota                      2003                consultant since 1989.
55331
Age: 71

Lucy Hancock Bode         Nominee         Indefinite(3)       Lobbyist.                     6(5)              None
2518 White Oak Road
Raleigh, North
Carolina
27609
Age: 51

Leslie H. Garner, Jr.     Nominee         Indefinite(3)       President, Cornell            6(5)              None
600 First Street                                              College.
West Mount Vernon,
Iowa 52314-1098
Age: 53

John A. MacDonald         Nominee         Indefinite(3)       CIO, Hall Family             10(6)              None
P.O. Box 419580                                               Foundation.
Mail Drop 323
Kansas City, Missouri
64141
Age: 54

H. David Rybolt           Nominee         Indefinite(3)       Consultant, HDR              18(4)              None
6501 W. 66th Street                                           Associates,
Overland Park, Kansas                                         (management
66202                                                         consulting).
Age: 61

                                                                                       NUMBER OF
                                                                                      PORTFOLIOS
                                                                                        IN FUND
                                                                                      COMPLEX(2)         OTHER
                       POSITION(S)     TERM OF OFFICE     PRINCIPAL OCCUPATION(S)      OVERSEEN      DIRECTORSHIPS
NAME, ADDRESS(1)         WITH THE       AND LENGTH OF              DURING                 BY            HELD BY
AND AGE                    FUND          TIME SERVED            PAST 5 YEARS            NOMINEE         NOMINEE
-------------------   -------------   ----------------   -------------------------   ------------   --------------
James R. Seward       Nominee         Indefinite(3)      Private                      10(6)         Syntroleum
Age: 51                                                  Investor/Consultant,                       Corp.,
                                                         2000 to present;                           Lab One,
                                                         Financial Consultant,                      Inc., and
                                                         Seward & Company,                          Concorde
                                                         LLC 1998-2000.                             Career
                                                                                                    Colleges

INTERESTED NOMINEE

Michael T. Lee(7)     Nominee         Indefinite(3)      Chief Operating             None           None
Age: 40                                                  Officer and Senior
                                                         Vice President,
                                                         Voyageur, 2003 to
                                                         present; Senior
                                                         Portfolio Manager,
                                                         Voyageur, 2000 to
                                                         present; Vice
                                                         President, Senior
                                                         Research Analyst and
                                                         Equity Portfolio
                                                         Manager, Voyageur,
                                                         1999-2003.


------------------
(1) Unless otherwise specified, the address of each Director/Nominee is 90 South Seventh Street, Suite 4300, Minneapolis, Minnesota 55402.


(2) The Tamarack Funds Trust consists of 17 "shell" series as of the date of this Proxy Statement. The Tamarack Funds Trust was formed solely for the purposes of completing the reorganization transactions which are part of the integration initiative. Accordingly, the series of the Tamarack Funds Trust have not been included in the totals in this column.


(3) The Director/Nominee may serve until his or her resignation, removal or death, or until his or her successor is duly elected and qualified.

(4) Director/Trustee of each of the Babson Funds except Babson-Stewart Ivory International Fund, Inc. Director of Investors Mark Series Fund, Inc., which consists of nine series.


(5)  Director of RBC Funds, Inc., which consists of six series.

(6) Trustee of J&B Funds, which consists of a single series, J&B Small-Cap International Fund; also, Director, Investors Mark Series Fund, Inc., which consists of nine series.

(7) Mr. Lee is an "interested person" of the Fund as defined in the 1940 Act. He is an officer of Voyageur, the Fund's investment advisor.

(8) Director/Trustee of each of the Babson Funds. Director of Great Hall Investment Funds, Inc., which consists of five series. Trustee of J&B Funds, which consists of a single series, J&B Small-Cap International Fund.


EXECUTIVE OFFICERS


Officers of the Fund are elected by the Board of Directors to oversee the day-to-day activities of each Fund. Information about the executive officers of the Fund, including their principal occupations during the past five years, is set forth in EXHIBIT B to this Proxy Statement. All of these officers are also officers and/or employees of Voyageur or RBC Dain Rauscher Inc.

SHARE OWNERSHIP


As of December 31, 2003, the Nominees, Directors and officers of the Fund beneficially owned as a group less than 1% of the outstanding shares of the Fund.


The following table sets forth the aggregate dollar range of equity securities owned by each Nominee of the Fund and of all funds in the Fund Complex as of December 31, 2003. The information as to beneficial ownership is based on statements furnished by each Nominee.


                                                               AGGREGATE DOLLAR RANGE OF
                                                          EQUITY SECURITIES IN ALL REGISTERED
                                    DOLLAR RANGE OF        INVESTMENT COMPANIES OVERSEEN OR
                                   EQUITY SECURITIES     TO BE OVERSEEN BY DIRECTOR/NOMINEE IN
                                      IN THE FUND           FAMILY OF INVESTMENT COMPANIES
                                  -------------------   --------------------------------------
INDEPENDENT NOMINEES

T. Geron Bell .................          None                       $1 to $10,000

Lucy Hancock Bode .............          None                     $10,001 to $50,000

Leslie H. Garner, Jr. .........          None                    $50,001 to $100,000

Ronald James ..................          None                     $10,001 to $50,000

John A. MacDonald .............          None                            None

H. David Rybolt ...............          None                       Over $100,000

James R. Seward ...............          None                            None

Jay H. Wein ...................          None                    $50,001 to $100,000

INTERESTED NOMINEE

Michael T. Lee ................          None                     $10,001 to $50,000



NUMBER OF BOARD MEETINGS

During the fiscal year ended June 30, 2003, the Board of Directors met seven times. It is expected that the Board will meet at least quarterly at regularly scheduled meetings.

COMPENSATION

All of the current Directors of the Fund are considered not to be "interested persons" of the Fund, as that term is defined in the 1940 Act ("Independent Directors").The Independent Directors' fees, including travel and other expenses related to the Board meetings for the Fund, are paid for by the Babson Funds. The Independent Directors also receive the following compensation from the Babson Funds: an annual retainer of $4,000 if they serve on up to four Funds and $7,000 if they serve on five or more Funds within the Babson Funds. They also receive, from Voyageur out of its management fees, $125 per portfolio for each meeting attended. Directors who are not Independent Directors do not receive compensation from the Fund.

The following table summarizes the compensation paid to the Directors of the Fund, including committee fees, for the twelve-month period ended June 30, 2003.

                                                    PENSION OR
                                                    RETIREMENT
                                   AGGREGATE         BENEFITS         ESTIMATED
                                 COMPENSATION       ACCRUED AS          ANNUAL        TOTAL COMPENSATION
                                FOR THE BABSON     PART OF FUND     BENEFITS UPON      FOR FUND COMPLEX
NAME OF DIRECTOR                     FUNDS           EXPENSES         RETIREMENT       PAID TO DIRECTOR
----------------------------   ----------------   --------------   ---------------   -------------------
T. Geron Bell ..............        $ 1,125           None              None             $  34,125(1)
Sandra J. Hale .............        $ 1,125           None              None             $  34,125(1)
Ronald James ...............        $ 1,125           None              None             $  34,125(1)
William H. Russell .........        $12,875           None              None             $  20,000(2)
James T. Jensen ............        $ 4,875           None              None             $   4,875(3)
Jay H. Wein ................        $ 1,125           None              None             $  34,125(1)

------------------
(1) Director/trustee of 27 funds and series in the Fund Complex as of June 30, 2003.

(2) Director/trustee of 19 funds and series in the Fund Complex as of June 30, 2003.
(3)   Director/trustee of 1 fund in the Fund Complex as of June 30, 2003.

To facilitate the creation of a unitary board of directors/trustees as part of the integration initiative discussed above, certain Independent Directors agreed not to stand for re-election. Independent Directors are not entitled to benefits under any pension or retirement plan. However, the Board determined that, particularly given the benefits that would accrue to the Fund from the creation of unitary boards of directors/trustees, it is appropriate to provide the three Independent Directors who are not standing for re-election a one-time benefit. Given that Voyageur will also benefit from the administrative efficiencies of unitary boards of directors/trustees, Voyageur has agreed to bear the costs of this one-time benefit.

The amount of the benefit being paid to Ms. Hale is $13,250 in the aggregate for all of the Babson Funds, J&B Funds, and Great Hall Investment Funds, Inc. for which she serves as an Independent Director. The amount of the benefit being paid to Mr. Russell is $4,250 in the aggregate for all of the Babson Funds for which he serves as an Independent Director. The amount of the benefit being paid to Mr. Jensen is $2,250 for the Fund.


STANDING COMMITTEES

The Fund has a standing Audit Committee currently consisting of the Fund's Independent Directors. As set forth in its charter, the primary duties of the Fund's Audit Committee are:

      (1) in its capacity as a committee of the Board, to be directly responsible for the appointment, compensation, retention and oversight of the work of any independent auditor (including resolution of disagreements between the auditor and Voyageur and/or the Fund's administrator regarding financial reporting);

      (2) to review information concerning the independence of the auditors, including (i) whether the auditors provide any consulting services to RBC affiliates, and (ii) all non-audit services provided by the auditor to the "investment company complex" (as defined in Rule 2-01(f)(14) of Regulation S-X) that were not pre-approved by the Audit Committee or its delegate(s), and to receive the auditors' specific representations as to their independence;


      (3) to meet with the Fund's independent auditors, including private meetings, as necessary (i) to review the arrangements for, procedures to be utilized, and scope of the annual audit and any special audits, including all critical accounting policies and practices to be used; (ii) to review in advance the staffing of the annual independent audit with the auditor and obtain a satisfactory representation from the auditor that such staffing complies with all applicable laws, regulations and rules regarding the rotation of audit partners; (iii) to discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the auditors, or other results of audit(s); (iv) to discuss all alternative treatments within Generally Accepted Accounting Principles for policies and practices related to material items that have been discussed with Voyageur and/or the Fund's administrator, including: (1) ramifications of the use of such alternative disclosures and treatments, and (2) the treatment preferred by the auditor; (v) to discuss other material written communications between the outside auditor and Voyageur and/or the Fund's administrator, such as any management letter or schedule of unadjusted differences; (vi) to discuss the annual financial statements of the Fund and the auditors' views regarding significant accounting policies underlying the statements and their presentation to the public in the Annual Report and Form N-SAR; (vii) to consider the auditors' comments with respect to the Fund's financial policies, procedures and internal accounting controls and Voyageur's and/or the Fund's administrator's responses thereto; and (viii) to review with the auditors the form of opinion the auditors propose to render to the Board of Directors and shareholders;

      (4) to investigate any reports from Fund officers regarding (i) significant deficiencies in the internal controls that could adversely affect the Fund's ability to record, process, summarize, and report financial data and any material weaknesses in the Fund's internal controls; and (ii) any fraud, whether or not material, that involves Voyageur and/or the Fund's administrator or other employees who play a significant role in the Fund's internal controls;

      (5) to consider the effect upon the Fund of any changes in accounting principles or practices proposed by Voyageur and/or the Fund's administrator or the auditors;

      (6) to review the fees charged by the independent auditors for audit and non-audit services;

      (7) to investigate improprieties or suspected improprieties in Fund financial and accounting operations that are called to their attention;

      (8) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate; and

      (9) to pre-approve, and/or delegate the authority to pre-approve, audit and permissible non-audit services.

The Audit Committee met three times during the fiscal year ended June 30, 2003. No Director attended less than 75% of the Board meetings, including committee meetings.


NOMINATION PROCESS


As described above, the integration initiative includes proposals to create a single board of directors/trustees for the funds. As part of this initiative, the Board has nominated nine individuals to serve on the board of directors of the Fund. These same individuals are being nominated to serve on the boards of directors/trustees for each of the other funds so that a single, unitary board of directors/trustees would be elected for all of the funds.


The eight independent directors/trustees nominated to serve on the single, unitary board have been selected from among the independent directors/trustees currently serving on the boards of the funds. In this connection, the independent directors/trustees of the existing boards of the funds determined to create an ad hoc board consolidation committee (the "Committee") of four independent directors/trustees. An independent board member from each of Babson Funds, Great Hall Investment Funds, Inc., J&B Funds and RBC Funds, Inc. was selected to serve on the Committee. The Committee was assigned the responsibility of evaluating each existing board member's professional background and work experience, professional competencies, time availability and commitment, and overall past contribution to the board of an existing fund within the fund complex. The Committee was also responsible for developing recommendations for the size and actual membership of the new board. Among the core professional competencies and abilities that the Committee considered relevant in making its recommendations on board membership were a person's investment background, accounting/finance background, academic/theoretical background, marketing perspective, technology/systems background, leadership abilities, business acumen and entrepreneurial talent. In addition, the Committee took into account the age distribution, diversity and impact of regulatory requirements in its recommendations on the composition of the new board.


Based on the recommendations of the Committee, the independent directors/trustees of each of the funds' boards determined to fix the number of board members at nine, eight of whom would be independent board members and one of whom would be an inside board member. Each of the boards also approved the Committee's recommendations on the eight independent board member nominees and management's recommendation on the inside board member nominee.

The Committee does not have a charter. The Fund does not have a stated policy with regard to the consideration of board candidates nominated by shareholders. As part of the creation of the new Tamarack Funds Trust, which is being proposed as part of the integration initiative described above, it is expected that the Tamarack Funds Trust's board of trustees will establish various committees as part of the organization process for the Tamarack Funds Trust. As part of that process, the board of trustees would determine whether to establish a formal nominating committee, prepare a written charter for the committee, include a formal policy on consideration of shareholder nominations to serve on the board of trustees, define the material elements that would be included in any such policy, identify the process to be followed by such committee in identifying and evaluating nominees (including those recommended by shareholders), specify minimum qualifications for any committee-recommended nominees, including any specific qualities or skills, and establish a process for shareholders to send communications to the board of trustees.


                                   *   *   *

SHAREHOLDER APPROVAL: Election of the Nominees to the Board of Directors must be approved by a plurality of the votes cast in person or by proxy at the Meeting.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                    A VOTE FOR APPROVAL OF THE ELECTION OF
                EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS.

                                --------------

                                  PROPOSAL 3:

               RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

                                --------------

Upon the recommendation of the Audit Committee, the Board of Directors has selected Deloitte & Touche LLP ("Deloitte") to serve as independent auditors of the Fund with respect to its financial statements for its current fiscal year and recommends that shareholders ratify such selection. Deloitte has confirmed to the Audit Committee that they are independent auditors with respect to the Fund. Representatives of Deloitte are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence. Deloitte also serves as independent auditors of the other Babson Funds, Great Hall Investment Funds, Inc., J&B Funds and RBC Funds, Inc.


The Audit Committee is required to pre-approve all audit services and non-audit services that an independent auditor provides to the Fund. Furthermore, the Audit Committee is required to pre-approve any engagement of the Fund's independent auditor to provide non-audit services to Voyageur or any affiliate of Voyageur that provides ongoing services to the Fund, if such engagement would relate directly to the Fund's operations and financial reporting. The Audit Committee may delegate to one or more of its members authority to pre-approve the auditor's provision of audit and/or non-audit services to the Fund, or the provision of non-audit services to Voyageur or any service provider affiliated with Voyageur. The Audit Committee will also review at least annually whether any receipt of non-audit fees by the Fund's independent auditor from (i) the Fund, (ii) other funds advised by Voyageur or its affiliates, (iii) Voyageur or any entity controlling or controlled by Voyageur, and (iv) any investment advisor or investment company service provider under common control with Voyageur is compatible with maintaining the independence of the independent auditor.

PricewaterhouseCoopers LLP ("PwC") served as independent auditors of the Fund for the fiscal year ended June 30, 2003. Representatives of PwC are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence. For further information about the independent auditors of the Fund, please refer to the "Independent Auditors" section under "Service Providers" below.

                                   *   *   *

SHAREHOLDER APPROVAL: Approval of Proposal 3 will require the vote of the holders of a majority of the shares of the Fund present in person or by proxy at the Meeting.

                 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                         THAT SHAREHOLDERS OF THE FUND
                             VOTE FOR PROPOSAL 3.

                               ----------------

                            ADDITIONAL INFORMATION

                               ----------------


                                OTHER BUSINESS

The Board does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

                             SHAREHOLDER PROPOSALS

The Fund is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to the Fund's offices, 90 South Seventh Street, Suite 4300, Minneapolis, Minnesota 55402, so they are received within a reasonable time before any such meeting. An opportunity will be provided at the Meeting for shareholders present in person to present a motion to the Meeting. Should any properly presented motion or any other matter requiring a vote of the shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named as proxies will vote on such matters according to their best judgment in the interests of the Fund.


                              VOTING INFORMATION

This Proxy Statement is furnished in connection with a solicitation of proxies by the Board to be used at the Meeting. This Proxy Statement, along with a Notice of the Meeting and proxy card(s), is first being mailed to shareholders of the Fund on or about January 29, 2004. Only shareholders of record of the Fund as of the close of business on January 15, 2004 ("Record Date"), will be entitled to notice of, and to vote at, the Meeting. Each share of record of the Fund on the Record Date is entitled to one vote on each matter presented at the Meeting, with proportionate votes for fractional shares.

Shareholders are encouraged to submit their votes using the telephone or Internet voting options. Shareholders using these options will be asked to enter the control numbers from their proxy cards along with their voting instructions. Shareholders using these options will be given the opportunity to review and/or change their selections before submitting their voting instructions. Shareholders also may vote by returning their proxy cards in the self-addressed, postage-paid envelopes included with the materials, or by attending the Meeting and voting in person. If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked on the card. Unmarked but properly executed proxy cards will be voted FOR the Plan and FOR any other matters deemed appropriate. A proxy may be revoked at any time on or before the Meeting at which the matter is voted on by written notice to the Secretary of the Fund at the address on the cover of this Proxy Statement, by submitting a later-dated, validly executed proxy card, by submitting subsequent valid instructions via telephone or Internet, or by attending and voting at such Meeting. Unless revoked, all valid and executed proxies will be voted in accordance with the specifications thereon or, in the absence of such specifications, FOR all items, as applicable. Shareholders holding shares through a broker-dealer who wish to vote or revoke their proxies in person at the Meeting will need to present a legal proxy obtained from their broker-dealer.

SHARES OUTSTANDING

As of the close of business on the Record Date, there were 892,659.3320 shares of the Fund outstanding.


QUORUM

The Fund's Amended and Restated By-Laws provide that a quorum shall be present at a meeting with respect to the Fund, in person or by proxy, when a majority of the aggregate shares of the Fund at the time outstanding are present.

VOTING REQUIREMENT

Proposal 1 requires the affirmative vote of the holders of a majority of the Fund's outstanding shares. In Proposal 2, Nominees for Director receiving a plurality of the votes cast in person or by proxy at the Meeting at which a quorum exists will be elected to the Board of Directors. Proposal 3 requires the vote of the holders of a majority of the shares of the Fund present in person or by proxy at the Meeting.

ADJOURNMENT

In the event that a quorum to transact business or the vote required to approve any Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the Fund's shares present in person or by proxy and entitled to vote at the Meeting. The persons named as proxies will vote in favor of such adjournment with respect to any Proposal those proxies which they are entitled to vote in favor of that Proposal and will vote against any such adjournment with respect to any Proposal those proxies required to be voted against that Proposal.

EFFECT OF ABSTENTIONS AND BROKER "NON-VOTES"

For purposes of determining the presence of a quorum for transacting business at the Meeting, executed proxies marked as abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present for quorum purposes but which have not been voted. Accordingly, abstentions and broker non-votes will have no effect on Proposal 2, for which the required vote is a plurality of the votes cast, and will effectively be a vote against adjournment and against Proposals 1 and 3.

                              PROXY SOLICITATION

Proxies are being solicited by mail beginning on or about January 29, 2004.

The Fund requests that broker-dealer firms, custodians, nominees and fiduciaries forward proxy materials to the beneficial owners of the shares held of record by such persons. Voyageur may reimburse such broker-dealer firms, custodians, nominees and fiduciaries for their reasonable expenses incurred in connection with this proxy solicitation. The cost of soliciting these proxies will be borne by Voyageur.

Additional solicitations may be made by mail, telephone, e-mail, or other personal contact by officers or employees of Voyageur and its affiliates or by proxy solicitation services firms retained by Voyageur. Voyageur has engaged Georgeson Shareholder Communications, Inc. ("Georgeson") to provide proxy solicitation services in connection with the Meeting, including soliciting proxies from individual shareholders, brokers, banks and other institutional holders, at an estimated cost of approximately $3,000 - $4,000. In addition,

Voyageur may reimburse persons holding shares in their names or names of their nominees for expenses incurred in forwarding solicitation materials to beneficial owners of Fund shares. The cost of the solicitation will be borne by Voyageur.

As the Meeting date approaches, Fund shareholders may receive a call from a representative of Voyageur or Georgeson if the Fund has not yet received their votes. This will allow Fund shareholders to authorize representatives of Voyageur or Georgeson by telephone to execute proxies on their behalf. Proxies that are obtained via telephone in this manner (that is, telephonic proxies), will be recorded in accordance with the following procedures. In all cases where a telephonic proxy is solicited, a Voyageur or Georgeson representative is required to ask the shareholder for the shareholder's full name, address, social security number or employer identification number, title (if the person giving the proxy is authorized to act on behalf of an entity, such as a corporation), the number of shares owned and to confirm that the shareholder has received this Proxy Statement in the mail. A Voyageur or Georgeson representative is required to verify the identification information provided on the call against shareholder information provided by the Fund. If the information solicited is successfully verified, the Voyageur or Georgeson representative has the responsibility to explain the voting process, read the Proposals listed on the proxy card, and ask for the shareholder's instructions on each Proposal. The Voyageur or Georgeson representative, although permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. Voyageur or Georgeson will record the shareholder's instructions on the card. Within 72 hours, Voyageur or Georgeson will send the shareholder a letter or mailgram confirming the shareholder's vote and asking the shareholder to call Voyageur or Georgeson immediately if the shareholder's instructions are not correctly reflected in the confirmation. The Fund believes that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.


                               BENEFICIAL OWNERS


For a list of persons or entities that owned beneficially or of record 5% or more of the outstanding shares of the Fund as of the Record Date, to the best of the Fund's knowledge, please refer to EXHIBIT C.

                               SERVICE PROVIDERS

Set forth below is a description of the current service providers of the Fund.

INVESTMENT ADVISOR


Voyageur is a wholly-owned subsidiary of RBC Dain Rauscher Corp., which maintains its offices at Dain Rauscher Plaza, 60 South Sixth Street, Minneapolis, Minnesota 55402. RBC Dain Rauscher Corp. is a wholly-owned subsidiary of Royal Bank of Canada ("RBC"), which maintains its offices at 200 Bay Street, Toronto, Ontario, Canada M5J 2J5 A6 00000. RBC is a diversified financial services company that provides personal and commercial banking, wealth management services, insurance, corporate and investment banking, online banking and transaction processing on a global basis. As of October 31, 2003, RBC employs approximately 60,000 people who service approximately 12 million personal, business and public sector customers in North America and in some 30 countries around the world.


Voyageur has been registered with the Securities and Exchange Commission ("SEC") as an investment advisor since 1983, and has been a portfolio manager of publicly-offered mutual funds since 1986. Voyageur maintains its offices at 90 South Seventh Street, Suite 4300, Minneapolis, Minnesota 55402. Voyageur employs an experienced staff of professional investment analysts, portfolio managers and traders, and uses several proprietary computer-based systems in conjunction with fundamental analysis to identify investment opportunities.

On December 31, 2003, Voyageur replaced its affiliate, J&B, as investment advisor to the Fund.


Voyageur currently provides investment advisory and administrative services to Great Hall Investment Funds, Inc., a series company that currently consists of five separately managed money market portfolios; RBC Funds, Inc., a series company that currently consists of six separately managed equity and fixed income portfolios; the Babson Funds, a family of ten individual equity, fixed income and money market funds and/or portfolios, and J&B Funds, a series company that currently consists of a single equity portfolio. The portfolios of Great Hall Investment Funds, Inc. serve principally as money market sweep vehicles for brokerage customers of RBC Dain Rauscher Inc. Voyageur also provides fixed income, equity and balanced portfolio management services to a variety of wrap programs, insurance company separate accounts, and private account clients, including individuals, public entities, Taft-Hartley plans, corporations, private nonprofits, foundations, endowments and healthcare organizations. As of October 31, 2003, Voyageur had approximately $23 billion in assets under management, approximately $10.7 billion of which was represented by the net assets of Great Hall Investment Funds, Inc., $317 million of which was represented by the net assets of RBC Funds, Inc., $1.2 billion of which was represented by the net assets of the Babson Funds, and $12 million of which was represented by the net assets of J&B Funds.

Set forth in EXHIBIT D to this Proxy Statement is certain information with respect to the principal executive officer and directors of Voyageur.


INVESTMENT SUB-ADVISOR


Voyageur employs at its own expense S.I. International Assets (the "Sub-Advisor") as investment sub-advisor to the Fund. The Sub-Advisor maintains its offices at One Memorial Drive, Cambridge, Massachusetts 02142. Thomas L. Mermagen has been the portfolio manager for Babson-Stewart Ivory International Fund, Inc. since September 2002. He joined the global equity team at the Sub-Advisor as a senior portfolio manager in August 2002. From 1992 to 2002, Mr. Mermagen was an investment professional at Schroder Investment Management. James W. Burns, who was the portfolio manager responsible for the Fund from 1999 to September 2002, continues to provide the global equity team at the Sub-Advisor with analysis and research. Mr. Burns joined the Sub-Advisor in 1990 and has 20 years of investment management experience.

The Sub-Advisor is organized as a partnership. The partners are David L. Babson & Company Inc. and First State Investments International Limited. David L. Babson & Company Inc. is a wholly owned subsidiary of DLB Acquisition Corporation, an indirect, majority-owned subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual"), which is headquartered in Springfield, Massachusetts. MassMutual is an insurance organization founded in 1851 and is considered to be a controlling person of David L. Babson & Company Inc. under the 1940 Act. First State Investments International Limited is a wholly-owned subsidiary of First State Investment Management (U.K.) Limited, and an indirect subsidiary of the Commonwealth Bank of Australia. Set forth in EXHIBIT D is certain information with respect to the principal executive officer and directors of the Sub-advisor.


DISTRIBUTOR, ADMINISTRATOR, FUND ACCOUNTING AGENT, CUSTODIAN AND TRANSFER AGENT


Voyageur serves as the Fund's administrator. J&B, located at 90 South Seventh Street, Suite 4300, Minneapolis, Minnesota 55402, serves as the Fund's distributor. BISYS Fund Services Limited Partnership ("BISYS LP") serves as the Fund's sub-administrator and fund accounting agent. Boston Financial Data Services ("BFDS") serves as the Fund's transfer agent. Wells Fargo Bank Minnesota, N.A. ("Wells Fargo") serves as the Fund's custodian.


INDEPENDENT AUDITORS

On November 24, 2003, the Board of Directors selected Deloitte as independent auditors of the Fund for the fiscal year ending June 30, 2004. Deloitte has confirmed to the Audit Committee of the Board of Directors ("Audit Committee") that they are independent auditors with respect to the Funds.


For the fiscal year ended June 30, 2003, PwC served as the Fund's independent auditor. In July and August 2003, a PwC affiliate in Canada provided certain prohibited non-audit services for the benefit of a Canadian subsidiary of RBC, the indirect parent company of J&B, the Fund's investment advisor at that time. PwC represented to the Fund that although the provision of these services may have impaired their independence under SEC rules, PwC personnel working on the audit of the Fund for the fiscal years ended June 30, 2003 had no knowledge of the situation in Canada until after the audit of the Fund had been completed and the audited financial statements had been sent to Fund shareholders. As a result of the PwC affiliate in Canada's provision of these services, PwC declined to seek appointment as independent auditors for the Fund for the fiscal year ending June 30, 2004. During the Fund's fiscal year ended June 30, 2003, PwC's audit reports concerning the Fund contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, in connection with its audits for the fiscal year ended June 30, 2003, and through October 9, 2003, there were no disagreements between the Fund and PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of PwC would have caused it to make reference to the disagreements in its report on the financial statements for such periods.

Ernst & Young, LLP ("E&Y") served as independent auditors of the Fund for the fiscal year ended June 30, 2002. Due to the acquisition of J&B, the Fund's investment advisor at the time, by RBC Dain Rauscher Corp., a subsidiary of RBC, E&Y determined that it was no longer independent of the Fund, and thus resigned as the Fund's independent auditors as of May 1, 2003. During the Fund's fiscal year ended June 30, 2002, E&Y's audit reports concerning the Fund contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, in connection with its audits for the fiscal year ended June 30, 2002, and through May 1, 2003, there were no disagreements between the Fund and E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which if not resolved to the satisfaction of E&Y would have caused it to make reference to the disagreements in its report on the financial statements for such periods.

Certain information concerning the fees and services provided by E&Y and PwC to the Babson Funds and to Voyageur and its affiliates for the Babson Funds' two most recent fiscal years is provided below.

2003 AUDIT FEES. The aggregate fees billed by PwC for professional services rendered for the audit of the Babson Funds' annual financial statements for the fiscal year ended June 30, 2003 were $125,000.

2003 TAX FEES. The aggregate fees billed by PwC for professional services rendered for tax compliance, tax advice and tax planning for the Babson Funds for the fiscal year ended June 30, 2003 were $47,500.

2002 AUDIT FEES. The aggregate fees billed by E&Y for professional services rendered for the audit of the Babson Funds' annual financial statements for the fiscal year ended June 30, 2002 were $106,400.

2002 TAX FEES. The aggregate fees billed by E&Y for professional services rendered for tax compliance, tax advice and tax planning for the Babson Funds for the fiscal year ended June 30, 2002 were $11,700.


The Audit Committee considered whether the services described above were compatible with PwC's and E&Y's independence. The Audit Committee also considered whether the provision of all other non-audit services rendered to Voyageur, or an affiliate thereof that provides ongoing services to the Fund, was compatible with maintaining the independence of PwC and E&Y, respectively. The Audit Committee has adopted pre-approval policies and procedures pursuant to which the engagement of any independent auditor is approved. Such procedures provide that: (1) before an auditor is engaged by the Fund to render audit services, the Audit Committee shall review and approve the engagement; (2) the Audit Committee shall review and approve in advance any proposal (with the exception of proposals that fall under a de minimis exception permitted by applicable law) that the Fund employs its auditor to render "permissible non-audit services" to the Fund, or any proposal (with the exception of proposals that fall under a de minimis exception permitted by applicable law) that Voyageur, and any entity controlling, controlled by, or under common control with Voyageur that provides ongoing services to the Fund, employ the Fund's auditor to render non-audit services, if such engagement would relate directly to the operations and financial reporting of the Fund; (3) as a part of any such review, the Audit Committee shall consider whether the provision of such services is consistent with the auditor's independence; and (4) the Audit Committee may delegate to one or more of its members ("Delegates") authority to pre-approve the auditor's provision of audit services or permissible non-audit services to the Fund, or the provision of non-audit services to Voyageur or any Voyageur-affiliated service provider, provided that any pre-approval determination made by a Delegate is presented to the full Audit Committee at its next meeting. The pre-approval procedures do not include delegation of the Audit Committee's responsibilities to management.

Pre-approval has not been waived with respect to services described above under "Tax Fees" since the date on which the aforementioned pre-approval procedures were adopted by the Audit Committee.

                             SHAREHOLDER MAILINGS

To help lower the impact of operating costs, the Fund attempts to eliminate mailing duplicate documents to the same address. When two or more Fund shareholders have the same last name and address, the Fund may send only one prospectus, annual report, semiannual report, general information statement or proxy to that address rather than mailing separate documents to each shareholder. Shareholders may opt out of this single mailing at any time by calling the Fund at (800) 422-2766 or writing to the Fund at 90 South Seventh Street, Suite 4300, Minneapolis, Minnesota 55402 and requesting the additional copies of Fund documents. Shareholders sharing a single mailing address who are currently receiving multiple copies of Fund documents can request delivery of a single copy instead by calling the same telephone number or writing to the same address.


                                 LEGAL MATTERS

Certain legal matters concerning the liquidation and dissolution of the Fund will be passed upon by Dechert LLP, 200 Clarendon Street, 27th Floor, Boston, Massachusetts 02116.

                               INDEX OF EXHIBITS


EXHIBIT A:   FORM OF PLAN OF LIQUIDATION AND DISSOLUTION


EXHIBIT B:   CURRENT EXECUTIVE OFFICERS OF THE FUND

EXHIBIT C:   PRINCIPAL SHAREHOLDERS OF THE FUND


EXHIBIT D:   PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS OF VOYAGEUR AND

             S.I. INTERNATIONAL ASSETS

                                   EXHIBIT A

                  FORM OF PLAN OF LIQUIDATION AND DISSOLUTION

This Plan of Liquidation and Dissolution (the "Plan") of Babson-Stewart Ivory International Fund, Inc. (the "Fund"), a corporation organized and existing under the laws of the State of Maryland and registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "Investment Company Act"), is intended to accomplish the complete liquidation and dissolution of the Fund in conformity with the provisions of the Fund's Articles of Incorporation, By-Laws and Maryland law.

     (a) Effective Date of Plan. The Plan shall become effective only upon approval of this Plan for the liquidation and dissolution of the Fund by the shareholders of the Fund and the satisfactory resolution in the sole discretion of the Board of Directors of any and all claims pending against the Fund and/or its Board of Directors. The date on which the Plan becomes effective is hereinafter called the "Effective Date."


     (b) Cessation of Business. On the Effective Date, the Fund shall cease its regular business operations as a series of an investment company, and thereafter, shall not engage in any business activities except for the purposes of winding up its business and affairs, liquidating and preserving the value of the Fund's assets and distributing such assets to the Fund's shareholders in accordance with the provisions of the Plan after the payment (or reservation of assets for payment) of all liabilities of the Fund; provided, however, that the Fund may continue to carry on its activities as a series of an investment company, as described in its current prospectus, as appropriate, with regard to its existing shareholders and assets, until the final Liquidation Distribution is made although nothing in the immediately preceding proviso shall prevent the Fund from effectuating the orderly liquidation of its assets.


     (c) Restriction of Transfer and Redemption of Shares. The proportionate interests of shareholders in the assets of the Fund shall be fixed on the basis of their respective stockholdings at the close of business on the date of the final Liquidation Distribution. On such date, the books of the Fund shall be closed. Thereafter, unless the books of the Fund are reopened because the Plan cannot be carried into effect for any reason or is otherwise terminated, the shareholders' respective interests in the Fund's assets shall not be transferable.

     (d) Liquidation of Assets. As soon as it is reasonable and practicable after the Effective Date, all portfolio securities of the Fund not already converted to cash or cash equivalents shall be converted to cash or cash equivalents.

     (e) Payments of Debts. As soon as reasonable and practicable after the Effective Date, the Fund shall determine and shall pay (or reserve sufficient amounts to pay) the amount of all known or reasonably ascertainable liabilities of the Fund incurred or expected to be incurred prior to the date of the Liquidation Distribution provided for in paragraph (f) below.


     (f) Liquidating Distribution. As soon as reasonable and practicable after the Effective Date, the Fund's assets shall be distributed ratably among the shareholders of record of the Fund as of the Effective Date in one or more cash payments. The distribution of the Fund's assets (the "Liquidation Distribution") is expected to consist of cash representing all the assets of the Fund, less the amount, if any, reserved to pay creditors of the Fund. (The date upon which a Liquidation Distribution is made is referred to as a "Liquidation Dissolution Date.")

     (g) Satisfaction of Federal Income and Excise Tax Distribution Requirements. If necessary, the Fund shall, by a Liquidation Dissolution Date, have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Fund's shareholders all of the Fund's investment company taxable income for the taxable years ending at or prior to a Liquidation Dissolution Date (computed without regard to any deduction for dividends paid), and all of the Fund's net capital gain, if any, realized in the taxable years ending at or prior to a Liquidation Dissolution Date (after reduction for any capital loss carry-forward) and any additional amounts necessary to avoid any excise tax for such periods. Alternatively, the Fund may, if eligible, treat all or any portion of the amounts to be distributed pursuant to this paragraph (g) as having been paid out as part of the Liquidation Distributions made to the Fund's shareholders pursuant to paragraph (f) above.

     (h) Deregistration and Dissolution. As soon as practicable after the Effective Date, the Fund shall be deregistered as an investment company under the Investment Company Act and dissolved as a corporation pursuant to applicable provisions of Maryland law.


     (i) Expenses of the Liquidation and Dissolution. All of the ordinary expenses incurred in carrying out this Plan (which do not include portfolio brokerage costs associated with liquidating holdings) shall be borne by Voyageur Asset Management, Inc.


     (j) Power of Board of Directors. The Board of Directors and, subject to the direction of the Board of Directors, the officers of the Fund, shall have authority to do or authorize any or all acts and things as provided for in the Plan and any and all such further acts and things as they may consider necessary or desirable to carry out the purposes of the Plan, including preparing and executing documents, information returns, tax returns, forms, and other papers which may be necessary or appropriate to implement the Plan or which may be required by the provisions of the Investment Company Act or any other applicable laws. The death, resignation or other disability of any director or any officer of the Fund shall not impair the authority of the surviving or remaining directors or officers to exercise any of the powers provided for in the Plan.


     (k) Amendment of Plan. The Board shall have the authority to authorize such variations from or amendments of the provisions of the Plan (other than the terms of a Liquidation Distribution) as may be necessary or appropriate to effect the dissolution, complete liquidation and termination of the existence of the Fund, and the distribution of assets to shareholders in accordance with the purposes to be accomplished by the Plan. In addition, the Board of Directors may terminate this Plan, before or after shareholder approval, if it determines that termination would be advisable and in the best interests of the Fund and its shareholders.

                                   EXHIBIT B

                    CURRENT EXECUTIVE OFFICERS OF THE FUND


                                                    TERM OF OFFICE
                              POSITION(S) WITH      AND LENGTH OF              PRINCIPAL OCCUPATION(S)
 NAME, ADDRESS(1) AND AGE         EACH FUND          TIME SERVED                 DURING PAST 5 YEARS
--------------------------   ------------------   -----------------   -----------------------------------------
Jennifer D. Lammers          President and        One year term;      Managing Director, Voyageur Asset
Age: 43                      Chief Executive      served since        Management (2000 to present); Mutual
                             Officer              July 2003           Fund Services Director, Voyageur Asset
                                                                      Management (2003 to present); Chief
                                                                      Financial Officer, Great Hall Investment
                                                                      Funds, Inc. (2001-2003); Compliance
                                                                      Officer, Great Hall Investment Funds,
                                                                      Inc. (2000-2001); Director of Finance,
                                                                      Voyageur Asset Management
                                                                      (2000-2003); Vice President and
                                                                      Manager, Financial Reporting, RBC
                                                                      Dain Rauscher (1998-2000); President
                                                                      and Chief Executive Officer(2).

Christopher J. Tomas         Treasurer, Chief     One year term;      Vice President and Finance Manager,
Age: 33                      Financial            served since        RBC Dain Rauscher (2001 to present);
                             Officer and          July 2003           Senior Financial Analyst, RBC Dain
                             Principal                                Rauscher (1999-2001); Financial Analyst,
                             Accounting                               RBC Dain Rauscher (1997-1999);
                             Officer                                  Treasurer, Chief Financial Officer and
                                                                      Principal Accounting Officer(2).

Martin A. Cramer             Vice President,      One year term;      Legal and Regulatory Affairs Vice
Age: 54                      Assistant            twelve years of     President, Chief Compliance Officer and
                             Secretary, Chief     service             Secretary, J&B (mutual fund
                             Compliance                               management company and distributor of
                             Officer and                              the Fund); Vice President, Assistant
                             AML                                      Secretary, Chief Compliance Officer and
                             Compliance                               AML Compliance Officer(2); and
                             Officer                                  formerly, Vice President, Chief
                                                                      Compliance Officer and Secretary,
                                                                      Buffalo Fund Complex and Secretary,
                                                                      Gold Bank Funds(3).

Laura M. Moret               Secretary            One year term;      Vice President and Senior Associate
Age: 50                                           served since        Counsel, RBC Dain Rauscher (2002 to
                                                  July 2003           present); Vice President and Group
                                                                      Counsel, American Express Financial
                                                                      Advisors (1995-2002); Secretary(2).


------------------

(1) The address for each officer is 90 South Seventh Street, Suite 4300, Minneapolis, Minnesota 55402.


(2) Great Hall Investment Funds, Inc., RBC Funds, Inc., J&B Funds, Babson Enterprise Fund, Inc., Babson Enterprise Fund II, Inc., Babson Value Fund, Inc., David L. Babson Growth Fund, Inc., D.L. Babson Bond Trust, D.L. Babson Money Market Fund, Inc., D.L. Babson Tax-Free Income Fund, Inc., Shadow Stock Fund, Inc. and Investors Mark Series Fund, Inc.


(3) The Buffalo Fund Complex consists of Buffalo Balanced Fund, Inc., Buffalo Large Cap Fund, Inc., Buffalo High Yield Fund, Inc., Buffalo Small Cap Fund, Inc., Buffalo USA Global Fund, Inc. and the Buffalo Funds, which is a series fund consisting of Buffalo Science & Technology Fund and Buffalo Mid Cap Fund. Gold Bank Funds is a series fund consisting of Gold Bank Equity and Gold Bank Money Market Funds.

                                   EXHIBIT C

                      PRINCIPAL SHAREHOLDERS OF THE FUND

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES. As of the Record Date the following person(s) owned of record or were known by the Fund to own beneficially 5% or more of the Fund's shares.

                                 AMOUNT AND NATURE OF     PERCENTAGE OF SHARES
NAME AND ADDRESS                 BENEFICIAL OWNERSHIP       OUTSTANDING (%)
-----------------------------   ----------------------   ---------------------
CHARLES SCHWAB & CO. INC              110,261.6900                12.35%
REINVEST ACCOUNT
ATTN: MUTUAL FUND DEPARTMENT
101 MONTGOMERY STREET
SAN FRANCISCO CA 94104-4122

COLLEGE OF AERONAUTICS                 59,768.0540                 6.70%
CONTINGENCY FUND
ATTN: ROBERT G WALDMANN VP
8601 23rd AVE
FLUSHING NY 11369-1037

                                   EXHIBIT D

          PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS OF VOYAGEUR AND
                           S.I. INTERNATIONAL ASSETS


VOYAGEUR ASSET MANAGEMENT INC.


  NAME AND ADDRESS*            PRINCIPAL OCCUPATION
--------------------- -------------------------------------
  John G. Taft        Chief Executive Officer and Director
  Daniel J. Collins   Director
  Lisa Ferris         Director

------------------
* The address for each officer and director is 90 South Seventh Street, Suite 4300, Minneapolis, Minnesota 55402.


S.I. INTERNATIONAL ASSETS


   NAME AND ADDRESS*               PRINCIPAL OCCUPATION
----------------------- ------------------------------------------
  Martin Harris         Managing Director, S.I. International
                        Assets; Head of Institutional Business,
                        First State Investments
  Kevin W. McClintock   Managing Director, S.I. International
                        Assets; Director and Managing
                        Director, David L. Babson & Company
                        Inc.
  Stephen B. O'Brien    Managing Director, S.I. International
                        Assets; Managing Director, David L.
                        Babson & Company Inc.
  Stuart W. Paul        Managing Director, S.I. International
                        Assets; Director, First State Investments
                        International Limited

------------------
* The address for each officer and director is One Memorial Drive, Cambridge, Massachusetts 02142.

                                                                             BSI

                              [FORM OF PROXY CARD]

            The shares represented by a properly executed proxy card
                 will be voted as specified on the proxy card.


BABSON-STEWART IVORY                       THIS PROXY IS SOLICITED ON BEHALF OF
INTERNATIONAL FUND, INC.                   THE BOARD OF DIRECTORS
                                           SPECIAL MEETING OF SHAREHOLDERS
                                           MARCH 15, 2004 - 9:00 A.M. CENTRAL
                                           TIME (THE "MEETING")

The undersigned appoints Jennifer D. Lammers, Laura M. Moret, Christopher J. Tomas and Martin A. Cramer, and each of them individually with power to act without the other and with the right of substitution in each, the proxies of the undersigned to vote all shares of the above-referenced Fund (the "Fund") held by the undersigned on January 15, 2004, at the Meeting, to be held at the offices of RBC Dain Rauscher Corp., 60 South Sixth Street, Minneapolis, Minnesota, on March 15, 2004 at 9 a.m. Central Time and at any adjournment(s) or postponement(s) thereof, with all powers the undersigned would possess if present in person. All previous proxies given with respect to the Meeting are revoked. The undersigned acknowledges receipt of the Notice of Special Meeting and Proxy Statement dated January 29, 2004.

                                              PLEASE VOTE, DATE AND SIGN,
                                           AND PROMPTLY RETURN THIS PROXY CARD
                                            IN THE ENCLOSED ENVELOPE PROVIDED.

                                           Dated:____________________________

                                           _____________________________________

                                           _____________________________________
                                           (Signature)         (SIGN IN THE BOX)

                                           Please sign exactly as your name or
                                           names appear to the left. When
                                           shares are held by joint tenants,
                                           both should sign. When signing as
                                           attorney, executor, administrator,
                                           trustee, guardian or in any other
                                           representative capacity, please give
                                           full title as such. If signing for a
                                           corporation, please sign in full
                                           corporate name by authorized person.
                                           If a partnership, please sign in
                                           partnership name by authorized
                                           person.

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X]
PLEASE DO NOT USE FINE POINT PENS. IF NO SPECIFICATION IS MADE, THE SHARES WILL
BE VOTED "FOR" ALL ITEMS, AS APPLICABLE.


                                                                                       FOR     AGAINST      ABSTAIN
1.    To approve the Plan of Liquidation and Dissolution, providing for the            [ ]       [ ]          [ ]
(1) complete liquidation of the assets of the Fund; (2) ratable distribution to shareholders of the Fund's net assets; (3) de-registration of the Fund under the
Investment Company Act of 1940, as amended; and (4) subsequent dissolution of the Fund as a Maryland corporation.


                                                                                       FOR     WITHHOLD    FOR ALL
                                                                                       ALL       ALL        EXCEPT
2.    To approve the election of the following individuals to the board of             [ ]       [ ]          [ ]
directors of the Fund: (01) T. Geron Bell, (02) Lucy Hancock Bode, (03) Leslie
H. Garner, Jr., (04) Ronald James, (05) Michael T. Lee, (06) John A. MacDonald,
(07) H. David Rybolt, (08) James R. Seward, and (09) Jay H. Wein.

(INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL, MARK THE BOX
"FOR ALL EXCEPT" AND WRITE THE NOMINEE'S(S') NAME(S) ON THE LINE BELOW.)

-------------------------------------------------


                                                                                       FOR     AGAINST      ABSTAIN
3.    To ratify the selection of Deloitte & Touche LLP as independent auditors of      [ ]       [ ]          [ ]
the Fund for the current fiscal year.


    THE PERSONS NAMED AS PROXIES WILL VOTE IN THEIR DISCRETION ON ANY OTHER
     BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS
                            OR POSTPONEMENTS THEREOF



                        (PLEASE SIGN AND DATE ON REVERSE)